Exhibit 99.1

                                __________, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.

Washington, D.C. 20549

Dear Sirs:

We have read the statements made by Critical Home Care, Inc., which we understand will be filed with the Commission pursuant to Item 4 on Form 8-K, as part of the Company's Report on the Form 8-K dated June 28, 2004.

We agree with the statements concerning our firm contained in said form 8-K.

Very truly yours,

MARCUM & KLIEGMAN, LLP


By:  /s/  Jeffrey Weinder
---------------------------
Jeffrey Weinder

Its:  Managing Partner